Exhibit 10.35a
                                                                  --------------
                                 AMENDMENT NO. 1
                TO AGREEMENT ENTERED INTO AS OF DECEMBER 14, 1992
           BY GTE SPACENET CORPORATION AND AMSC SUBSIDIARY CORPORATION

         Reference is made to the Agreement entered into as of December 14, 1992, by GTE Spacenet Corporation (as assumed by GE American Communications, Inc.) ("Americom") and AMSC Subsidiary Corporation ("AMSC") with respect to conduct of certain satellite operations on a non-interference basis (the "Agreement"). Capitalized terms used herein without definition shall have the respective meanings set forth in this Agreement.

         WHEREAS, AMSC is considering a transaction whereby the satellite it operates at 101 degrees W.L. may have modified telemetry carrier parameters from those anticipated in the Agreement;

         WHEREAS, AMSC has discussed these potential technical changes with Americom, and Americom has indicated that such changes could be accommodated in the Agreement.

         NOW THEREFORE, the parties agree to amend the Agreement as follows:

         1. Exhibits 1 and 2 to the Agreement shall be amended to provide an alternative Frequency (MHz) for the Telemetry Carrier Parameters, at either 11700.5, 11702.75, or 11701.0 in accordance with the attached revised Exhibits 1 and 2.

         2. Americom recognizes that AMSC's discussions include the potential sharing of ownership and use of AMSC-1, and may include a substitute satellite to be located at 101 degrees W.L., consistent with revised Exhibits 1 and 2.
Americom agrees that such shared ownership and use and substitution is consistent with the terms of the Agreement, as amended herein.

         3. The information provided herein shall be subject to the provisions of Section 7.9 of the Agreement.

         4. Except as expressly modified herein, the Agreement shall remain in full force and effect.

         IN WITNESS THEREOF, the parties have entered into this amendment as of the 7th day of November, 1997.

   AMSC SUBSIDIARY CORPORATION                        GE AMERICAN
                                                      COMMUNICATIONS, INC.

   /s/ Randy Segal                                    /s/ Philip V. Otero
   By: Randy Segal                                    By: Philip V. Otero
   ---------------                                    -------------------
   Title: Vice President and                          Title: Sr. Vice President
          General Counsel

                                    Exhibit 1

                 AMSC TELEMETRY, TRACKING AND COMMAND PARAMETERS



COMMAND PARAMETERS                                           Frequency 1               Frequency 2         Units


         Frequency                                             14449.5                   14000.5           MHz
         Maximum Flux Density                                   -85.0                    -100.0            dBW/m2
         Antenna Coverage                                        Omni                 North America
         Polarization                                          Vertical                Horizontal
         Modulation                                               FM                       FM
         Peak Deviation                                          300                       300             kHz
         Occupied Bandwidth                                       1                         1              MHz
         Emission Designator                                   700KF9D                   700KF9D

TELEMETRY CARRIER PARAMETERS

         Frequency                                             11701.0                 11700.5 or          MHz
                                                                                        11702.75*
         Antenna:  Switchable between omni and directive
         Modulation                                        Phase, 1 radian           Phase, 1 radian
         Occupied Bandwidth                                      100                       100             kHz
         Emission Designator                                   138KGXD
         Frequency Stability                                    +/-50                     +/-50            kHz

SATELLITE TELEMETRY ANTENNA PARAMETERS:
  If uses TMI Satellite currently at 106.5 degrees


         Antenna                                                 Omni                   Directive
         Polarization                                         Horizontal                Vertical
         Peak EIRP                                              7.4 dBW                 17.5 dBW

SATELLITE TELEMETRY ANTENNA PARAMETERS:
  If continue to use AMSC-1


         Antenna                                                 Omni                   Directive
         Polarization                                         Horizontal                Vertical
         Antenna                                               9 dBW                     11 dBW

TT&C EARTH STATION CHARACTERISTICS

     A.  FOR 8 METER ANTENNA DIAMETER TT&C EARTH STATION:
         Antenna Diameter                                      8 meters
         On Axis Receive Gain                                  58.5 dBi
         On Axis Transmit Gain                                 59.5 dBi

         Off Axis Gain                                       29-25*LOG (theta) dBi
                                                            for theta greater than
                                                             or equal to 1 degree

         G/T                                                   34 dB/K
         Polarization                                           Linear

     B.  FOR 11 METER ANTENNA DIAMETER TT&C EARTH STATION:
         Antenna Diameter                                      11 meters
         On Axis Receive Gain                                  60 dBi
         On Axis Transmit Gain                                 61 dBi

         Off Axis Gain                                       29-25*LOG (theta) dBi
                                                            for theta greater than
                                                             or equal to 1 degree

         G/T                                                   37 dB/K
         Polarization                                           Linear


* The telemetry transmitter tuned to 11702.75 MHz will operate only through the omni antenna after GE American Communications Inc. begins operating a replacement for its current satellite at 101 degrees West. The maximum EIRP radiated on this frequency at horizontal polarization will be +7.5 dBW in a 100 kHx bandwith.

                                    Exhibit 2
               --------------------------------------------------


                            GE TRANMISSION PARAMETERS

EARTH-TO-SPACE DIRECTION


   Maximum, co-polarized power flux density in 1 MHz toward the satellite at 101 degrees West:

             -130dBW/m2       at 14000.5 MHz


             -115dBW/m2       at 14499.5 MHz


SPACE-TO-EARTH DIRECTION


    Maximum, satellite co-polarized EIRP in 100 kHz


             -20dBW at 11700.5 MHz and 11701.0 MHz


    Maximum, satellite co-polarized EIRP in 100 kHz toward:
    Allan Park, Ontario, Canada; and Edmunton, Alberta, Canada

             -15.6dBW at 11702.75 MHz